Exhibit 10.6

THIRD AMENDMENT TO

REVOLVING CREDIT AND SECURITY AGREEMENT

This Third Amendment to Revolving Credit and Security Agreement (the “Amendment”) is entered into as of the  5  day of August, 2004, by and between SFBC INTERNATIONAL, INC., a Delaware corporation (“Borrower”), WACHOVIA BANK, NATIONAL ASSOCIATION (the “Bank”), successor in interest to First Union National Bank, and SOUTH FLORIDA KINETICS, INC., a Florida corporation, d/b/a SOUTH FLORIDA BIOAVAILABILITY CLINIC, SFBC FT. MYERS, INC., a Florida corporation, SFBC ANALYTICAL LABORATORIES, INC., a Florida corporation, SFBC NEW DRUG SERVICES, INC., a Florida corporation, f/k/a SFBC CHARLOTTE, INC., and CLINICAL PHARMACOLOGY INTERNATIONAL, INC., a Florida corporation (collectively, the “Guarantor”).

W I T N E S S E T H:

WHEREAS, Borrower and Bank entered into that certain Revolving Credit and Security Agreement dated as of September 16, 2002 (the “Original Agreement”); and

WHEREAS, Borrower and Bank entered into that certain Amended and Restated Revolving Credit and Security Agreement dated as of July 30, 2003 (the “Amended and Restated Agreement”), which Amended and Restated Agreement amended, restated, and superseded the Original Agreement in its entirety; and

WHEREAS, Borrower and Bank entered into that certain First Amendment to Amended and Restated Credit and Security Agreement dated as of October 14, 2003 (the “October Amendment”), which October Amendment modified the Amended and Restated Agreement; and

WHEREAS, Borrower and Bank entered into that certain Second Amended and Restated Revolving Credit and Security Agreement dated as of February 24, 2004 (the “Agreement”), which Agreement amended, restated, and superseded the Amended and Restated Agreement, as modified by the October Amendment, in its entirety; and

WHEREAS, Borrower and Bank entered into that certain First Amendment to Revolving Credit and Security Agreement dated as of April 30, 2004 (the “First Amendment”), which First Amendment modified the Agreement; and

WHEREAS, Borrower and Bank entered into that certain Second Amendment to Revolving Credit and Security Agreement dated as of August 3, 2004 (the “Second Amendment”), which Second Amendment modified the Agreement; and

WHEREAS, the parties desire to further modify and amend the Agreement pursuant to the terms hereof.  Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned in the Agreement.

NOW, THEREFORE, for good and valuable considerations, the receipt of which is hereby acknowledged, the parties do hereby modify the Agreement as follows:

1.

The recitals contained hereinabove are true and correct and are made a part hereof.

2.

Exhibit 1.1C of the Agreement is hereby amended by deleting Section 8 thereto and substituting the following in lieu thereof:

8.

Up to $150,000,000 in senior unsecured convertible notes to be issued in August, 2004.

3.

Borrower acknowledges, represents, warrants and confirms to Bank that: (i) the Note, the Agreement and the other Loan Documents, as amended or modified to date, are valid and binding upon Borrower and enforceable in accordance with the respective terms thereof; (ii) all of the terms, covenants, conditions, representations, warranties and agreements contained in the Loan Documents are hereby ratified and confirmed in all respects; (iii) there are no defenses, setoffs, counterclaims, cross-actions or equities in favor of Borrower to or against the enforcement of the Note, the Agreement or the other Loan Documents; (iv) no oral representations, statements, or inducements have been made by Bank with respect to the Loan, this Amendment or any Loan Document; and (v) Bank is under no obligation to further amend or modify the Agreement or any other Loan Document.

4.

Each Guarantor acknowledges, represents, warrants and confirms to Bank that: (i) each respective Guaranty Agreement and all other documents executed by each Guarantor in connection therewith are valid and binding obligations of each Guarantor, enforceable in accordance with their respective terms; (ii) the Loan, as evidenced by the Note and other Loan Documents, shall continue to be guarantied by each Guaranty Agreement; (iii) all of the terms, covenants, conditions, representations, warranties and agreements contained in each Guaranty Agreement are hereby ratified and confirmed in all respects; (iv) there are no defenses, setoffs, counterclaims, cross-actions or equities in favor of any Guarantor to or against the enforcement of any Guaranty Agreement or any of the other Loan Documents; (v) no oral representations, statements, or inducements have been made by Bank with respec t to the Loan, this Amendment or any Guaranty Agreement; and (vi) Bank is under no obligation to further amend or modify the Agreement or any other Loan Document.

5.

This Amendment shall be binding upon, and shall inure to the benefit of, the respective successors and assigns of the parties hereto.

6.

The Agreement, the Guaranty Agreements and all other Loan Documents, and all other documents executed in connection with any of the foregoing, are hereby ratified, confirmed and approved in all respects including, but not limited to, the representations and warranties contained therein, and Borrower and each Guarantor do each hereby represent and warrant that no default now exists.

7.

Except as amended by this Amendment, no term or condition of the Agreement or any other Loan Document shall be modified and the same shall remain in full force and effect; provided, however, if any provision of this Amendment is in conflict with, or inconsistent with, any provision in the Agreement (as amended) or other Loan Documents, then the provision contained in this Amendment shall govern and control.

8.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.  Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned individually as fully and completely as if all had signed but one instrument so that the joint and several liability of each of the undersigned shall be unaffected by the failure of any of the undersigned to execute any or all of said counterparts.

9.

AS A MATERIAL INDUCEMENT FOR BANK TO EXECUTE THIS AMENDMENT, BORROWER AND EACH GUARANTOR DO EACH HEREBY RELEASE, WAIVE, DISCHARGE, COVENANT NOT TO SUE, ACQUIT, SATISFY AND FOREVER DISCHARGE BANK, ITS RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS AND ITS AFFILIATES AND ASSIGNS FROM ANY AND ALL LIABILITY, CLAIMS, COUNTERCLAIMS, DEFENSES, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, AGREEMENTS, PROMISES AND DEMANDS WHATSOEVER IN LAW OR IN EQUITY WHICH THE BORROWER AND/OR ANY GUARANTOR EVER HAD, NOW HAS, OR WHICH ANY PERSONAL REPRESENTATIVE, SUCCESSOR, HEIR OR ASSIGN OF BORROWER AND/OR ANY GUARANTOR HEREAFTER CAN, SHALL OR MAY HAVE AGAINST BANK, ITS RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS, AND ITS AFFILIATES AND ASSIGNS, FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER THROUGH THE DATE THAT THIS AMENDMENT IS EXECUTED.  BORROWER AND EACH GUA RANTOR FURTHER EXPRESSLY AGREE THAT THE FOREGOING RELEASE AND WAIVER AGREEMENT IS INTENDED TO BE AS BROAD AND INCLUSIVE AS PERMITTED BY THE LAWS OF THE STATE OF FLORIDA.

10.

WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER AND EACH GUARANTOR BY EXECUTION HEREOF AND BANK BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AMENDMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO.  THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ENTER INTO AND ACCEPT THIS AMENDMENT. EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS AMENDMENT.

[EXECUTIONS AND ACKNOWLEDGMENTS APPEAR ON FOLLOWING PAGE]

THIS THIRD AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT IS EXECUTED AND DELIVERED UNDER SEAL AS OF AUGUST 5, 2004.

BORROWER:

SFBC INTERNATIONAL, INC., a Delaware corporation

By: /s/ Arnold Hantman

Arnold Hantman, Chief Executive Officer

GUARANTOR:

SOUTH FLORIDA KINETICS, INC., a Florida corporation,

d/b/a SOUTH FLORIDA BIOAVAILABILITY CLINIC

By: /s/ Arnold Hantman

Arnold Hantman, Treasurer

SFBC FT. MYERS, INC., a Florida corporation

By: /s/ Arnold Hantman

Arnold Hantman, Treasurer

SFBC ANALYTICAL LABORATORIES, INC.,

a Florida corporation

By: /s/ Arnold Hantman

Arnold Hantman, Treasurer

SFBC NEW DRUG SERVICES, INC., a Florida corporation,

f/k/a SFBC CHARLOTTE, INC.

By: /s/ Arnold Hantman

Arnold Hantman, Treasurer

CLINICAL PHARMACOLOGY INTERNATIONAL, INC.,

a Florida corporation

By: /s/ Arnold Hantman

Arnold Hantman, Treasurer

BANK:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:

/s/ Daniel N. Gonzalez

(SEAL)

Daniel N. Gonzalez, Senior Vice President

STATE OF FLORIDA

)

)ss:

COUNTY OF MIAMI-DADE

)

The foregoing instrument was acknowledged before me this _____ day of August, 2004, by Arnold Hantman, as (i) the Chief Executive Officer of SFBC INTERNATIONAL, INC., a Delaware corporation; (ii) the Treasurer of SOUTH FLORIDA KINETICS, INC., a Florida corporation, d/b/a SOUTH FLORIDA BIOAVAILABILITY CLINIC; (iii) the Treasurer of SFBC FT. MYERS, INC., a Florida corporation; (iv) the Treasurer of SFBC ANALYTICAL LABORATORIES, INC., a Florida corporation; (v) the Treasurer of SFBC NEW DRUG SERVICES, INC., a Florida corporation, f/k/a SFBC CHARLOTTE, INC.; and (vi) the Treasurer of CLINICAL PHARMACOLOGY INTERNATIONAL, INC., a Florida corporation, on behalf of each corporation. Such individual is personally known to me or produced _______________ as identification.

____________________________________________

Print or Stamp Name:___________________________

Notary Public, State of Florida

Commission Number:___________________________

My Commission Expires:_________________________

STATE OF FLORIDA

)

)ss:

COUNTY OF MIAMI-DADE

)

The foregoing instrument was acknowledged before me this 5th day of August, 2004, by Daniel N. Gonzalez, as Senior Vice President of WACHOVIA BANK, NATIONAL ASSOCIATION, on behalf of the bank. Such individual is personally known to me or produced _______________ as identification.

/s/ Linda S. Pena

Print or Stamp Name: Linda S. Pena

Notary Public, State of Florida

Commission Number:___________________________

My Commission Expires:_________________________

[Notary Seal]